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                                                                    Exhibit 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 20-F, into the Company's previously filed Registration Statement on Form S-8 File No. 333-61776.

/s/ Arthur Andersen LLP

Arthur Andersen LLP

Boston, Massachusetts
May 30, 2002